TIFF Investment Program, Inc. (“TIP”)
Supplement dated April 30, 2009
to the Prospectus dated April 30, 2009

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

For investors who are not non-profit organizations, the following replaces similar language under the heading Risk Return Analysis – Performance Table beginning on page 14 in the prospectus.

Risk Return Analysis — Performance Table

The table below illustrates the changes in the TIP funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years and since fund inception compare with selected benchmarks.  Total returns for the Multi-Asset, International Equity, and US Equity Funds include the effects of entry and exit fees received by the funds and the deduction of such fees on a purchase and a redemption of fund shares assuming a purchase at the beginning of each period and a redemption in full at the end of the period.  Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.  Actual after-tax returns depend upon a member’s tax situation and may differ from those shown.

	Average Annual Total Returns through 12/31/2008
	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Multi-Asset Fund					3/31/1995

Return before Taxes	-26.70%	4.41%	5.98%	6.80%
Return after Taxes on Distributions	-27.18%	2.74%	4.30%	5.01%
Return after Taxes on Distributions and Sale of Fund Shares	-16.99%	3.24%	4.38%	4.98%

Benchmarks [a]
MSCI All Country World Index [b]	-42.19%	-0.06%	-0.14%	4.39%
CPI + 5% per annum	5.10%	7.79%	7.64%	7.53%
Constructed MAF Index [c]	-28.72%	2.61%	3.87%	6.43%

TIFF International Equity Fund					5/31/1994

Return before Taxes	-43.76%	3.67%[d]	4.17%[d]	4.91%[d]
Return after Taxes on Distributions	-44.43%	2.21%	2.82%	3.59%
Return after Taxes on Distributions and Sale of Fund Shares	-27.39%	3.24%	3.34%	3.87%

Benchmark [a]
MSCI All Country World Index ex US [e]	-45.53%	2.56%	1.95%	3.58%

TIFF US Equity Fund					5/31/1994

Return before Taxes	-36.69%	-1.62%[d]	0.68%[d]	7.13%[d]
Return after Taxes on Distributions	-37.09%	-2.92%	-0.98%	4.80%
Return after Taxes on Distributions and Sale of Fund Shares	-23.72%	-1.24%	0.16%	5.32%

Benchmark [a]
Wilshire 5000 Total Market Index [f]	-37.34%	-1.67%	-0.63%	6.66%

TIFF Short-Term Fund					5/31/1994

Return before Taxes	2.97%	3.30%[d]	3.65%[d]	4.26%[d]
Return after Taxes on Distributions	2.32%	2.18%	2.25%	2.60%
Return after Taxes on Distributions and Sale of Fund Shares	1.92%	2.16%	2.26%	2.60%

Benchmarks [a]
Merrill Lynch US 6-Month Treasury Bill Index [g]	3.58%	3.65%	3.80%	4.37%
Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points [h]	3.06%	3.14%	3.28%	3.85%
* In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

[a]	Benchmarks do not reﬂect deductions for fees, expenses, or taxes. One cannot invest directly in an index.
[b]
Please note that the MSCI All Country World Index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free ﬂoat-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets.  MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

[c]
The Constructed MAF Index has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the Constructed MAF Index that was in effect at the time the performance was generated.

[d]	Performance data reﬂects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.
[e]
The MSCI All Country World Index ex US is a free ﬂoat-adjusted market capitalization-weighted index of publicly traded non-US stocks.  MSCI All Country World Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

2

[f]
The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of US equity securities with readily available price data that trade on a regular basis on either the New York or American Stock Exchanges or on the NASDAQ OTC Market. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Completion Index.  The Wilshire 5000 Total Market Index was previously known as the Dow Jones Wilshire 5000 Composite Index.

[g]
The Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

[h]
This supplemental index is designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund’s performance. It is derived from Short-Term Fund’s primary index, the Merrill Lynch US 6-Month Treasury Bill Index.

For investors who are not non-profit organizations, the following supplements the information under the heading Tax Considerations beginning on page 35 in the prospectus.

Additional Tax Considerations

Each fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to members.

In general, for members who are taxable investors, fund distributions are taxable to such members at either ordinary income or capital gains tax rates.  This is true whether the distributions are reinvested in additional fund shares or taken in cash.

For federal income tax purposes, fund distributions of short-term capital gains are taxable as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a member has owned the shares.  With respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a fund may be qualified dividend income eligible for taxation by individual members at long-term capital gain rates, provided certain holding period requirements are met.

If a taxable member invests in a fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the member will receive some of his or her investment back in the form of a taxable distribution.  This is sometimes referred to as “buying a dividend.”

Every January, members who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year.  The funds may reclassify income after tax reporting statements have been mailed to members.  Prior to issuing tax statements, the funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to members. However, when necessary, a fund will send corrected Forms 1099-DIV to reflect reclassified information.

A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of fund shares for shares of a different TIP fund is the same as a sale.

3

By law, if a member does not provide a fund with a proper taxpayer identification number and certain required certifications, the member may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares.  A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of fund shares generally are subject to state and local taxes.

This discussion of Additional Tax Considerations is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, a purchaser should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.

TIP PROSPECTUS
TIFF INVESTMENT PROGRAM, INC.	April 30, 2009

TIP Funds

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

• Phone	610-684-8200
• Fax	610-684-8210
• Email	info@tiff.org
• Website	www.tiff.org

TIFF Investment Program, Inc. (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies. The TIP funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. See the section entitled Eligible Investors for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TIFF Investment Program Prospectus

Overview

TIP’s family of no-load mutual funds consists of two equity funds, one fixed income fund, and one multi-asset fund (i.e., combining equity, fixed income, and other investments).

TIFF Advisory Services, Inc. (“TAS”) is the investment advisor to the TIP fund family. The Multi-Asset, International Equity, and US Equity Funds operate primarily on a “multi-manager” basis. With respect to these funds, TAS seeks to achieve each fund’s investment and performance objectives primarily by selecting independent money managers for each fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the funds’ performance, managing directly a portion of each fund’s portfolio, and employing certain risk management or other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of a fund’s assets allocated to such money manager. Each money manager specializes in a particular market or utilizes a particular investment style. For a description of the process of selecting money managers, see the section entitled Management and Administration of the TIP Funds — Money Managers. With respect to the Short-Term Fund, TAS is responsible for the day-to-day management of the fund’s assets. For all funds, a substantial portion of the fund’s assets may be invested in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with each fund’s investment objective, policies, and restrictions.

In addition, certain of the funds invest a portion of their assets in commingled investment vehicles (“CIVs”) selected by TAS. A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIP funds. Typically, the CIVs provide the TIP funds with access to money managers from whom separate account management is not available to, or may be undesirable for, TIP. The CIVs have obligations to the TIP funds as interest holders in the CIVs rather than as separate account clients. CIVs may include exchange-traded funds or open-end mutual funds, but a substantial portion of the CIVs are private investment vehicles that are not registered under any federal or state securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”). The CIVs pay management fees to the CIV managers, typically a base fee and performance-based incentive fees. See the section entitled Fees and Annual Operating Expenses for additional information.

There is no guarantee that a TIP fund will achieve its investment or performance objective or that a fund’s assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIP funds that operate primarily on a multi-manager basis are subject to “multi-manager” risk. This is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in a fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

Please see the Statement of Additional Information (“SAI”) for a description of TIP’s policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. You can obtain the SAI by calling TIFF at 800-984-0084 to request a copy. The SAI can also be found on TIFF’s website at www.tiff.org.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds’ other investment strategies and risks, see section entitled Additional Investment Strategies and Risks.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

Risk Return Analysis — Fund Descriptions

TIFF Multi-Asset Fund

Investment Objective.  The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark.  The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.

To assess the active strategies employed by the fund’s managers, the fund’s performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table below. The Board of Directors of TIP (the “TIP Board”) believes this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for non-profit organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.

Asset Segment	Weight	Benchmark
Total Return Assets
Global Stocks	53%	MSCI All Country World Index
Absolute Return	15%	Merrill Lynch US 3-Month Treasury Bills plus 4% per annum
High Yield Bonds	3%	Merrill Lynch US High Yield Master II Constrained Index
Inflation Hedges
Resource-Related Stocks	7%	Constructed Index of Resource-Related Sectors of the MSCI World Index: 50% Energy 30% Metals and Mining 20% Paper and Forest Products
Commodities	4%	DJ AIG Commodity Total Return Index less 1% per annum
REITs	3%	MSCI US REIT Index
All-Purpose Hedges
Inflation-Linked Bonds	10%	10-year US Treasury Inflation Protected Security
Deflation Hedges
Conventional Bonds	5%	Citigroup 10-year Treasury Index

Managed Distribution Policy.  In order to help Multi-Asset Fund members meet their spending needs, including any applicable payout requirements, without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy. As described under Dividends and Distributions — Intended Distribution Schedule, the fund typically distributes income quarterly and capital gains at least once per year. The amount of income and capital gains actually distributed varies because such distributions are based on the amount of income and capital gains, if any, actually earned by the fund. Under the managed distribution policy, if the amount of income and capital gains distributed in any given year is less than approximately 5% of the fund's net assets, the fund will undertake, on a best efforts basis, to distribute an additional amount, such that the fund's total distributions for the year approximate 5% of the fund's net assets. All or part of such additional amount, if any, may be distributed with the final scheduled quarterly distribution of the year, as part of a regularly scheduled quarterly distribution, or at such other time as the fund may from time to time determine, and will likely be treated as a return of capital. If the total amount of income and capital gains distributed for any given year is equal to or exceeds approximately 5% of the fund's net assets, it will not be necessary under the managed distribution policy for the fund to distribute any additional amounts. Distributions made during the year are based on estimates and information reasonably available to the fund at the time of the distribution. The actual amount of the fund's distributions as a percentage of net assets and the character of such distributions cannot be determined until after the end of the fund’s fiscal year.

Principal Investment Strategies.  The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their areas of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark. Asset class allocation and allocations to money managers and CIVs may change from time to time.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

The fund may invest a significant portion of its assets in synthetic and derivative instruments, such as futures, options, swaps, and warrants, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposures toward the levels desired by TAS.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund’s assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes as measured by market capitalizations. A portion of the fund’s assets may be invested in smaller companies.

The types of securities the fund may hold directly, or indirectly through CIVs, may include without limitation:

•	US and foreign common and preferred stocks (including ADRs, GDRs, and other depositary receipts, and stocks issued by real estate investment trusts (“REITs”))
•	debt securities, including:
—	securities issued or guaranteed by the US Government, its agencies, or its instrumentalities
—	corporate obligations
—	obligations of domestic or foreign banks
—	mortgage- and asset-backed securities
—	commodity-linked notes
—	short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers’ acceptances
•	securities convertible into common stock
•	commingled investment vehicles, including exchange-traded funds and securities of other investment companies
•	repurchase and reverse repurchase agreements
•	derivatives such as, but not limited to, forward foreign currency exchange contracts, futures, options, and swaps, such as total return swaps and credit default swaps.

The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 10% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.”

The Multi-Asset Fund is a “non-diversified” fund, which means a significant percentage of the fund’s assets may be invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund’s risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk, see the section entitled General Risks.

Money Managers and Their Strategies

Aronson+Johnson+Ortiz LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

Brookfield Redding LLC invests in a concentrated portfolio of real estate-oriented stocks and other instruments that provide exposure to the global real estate sector in which it combines attractively priced “core” real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle REITs that trade at a discount to underlying net asset value. Brookfield Redding’s strategy includes both long and short positions and the use of swaps and other derivatives, and may include the use of real estate-related debt securities, including convertible bonds.

Marathon Asset Management, LLP takes a qualitative approach to bottom-up global security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

Mondrian Investment Partners Limited takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive investments across all markets. The manager may engage in currency hedging as a defensive strategy.

Shapiro Capital Management LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

Smith Breeden Associates, Inc. employs active management techniques in managing US Treasury and inflation-linked bonds. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.

TIFF Advisory Services, Inc. invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund’s investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects CIV investments for the fund.

Wellington Management Company, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors in conjunction with a bottom-up approach to security selection, analyzing such factors as a company’s asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Westport Asset Management, Inc. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

Certain Commingled Investment Vehicles and Their Strategies

Information related to certain private (unregistered) CIVs held by the fund is included below. While the fund holds interests in these CIVs as of the date of this prospectus, the fund’s CIV holdings may change from time to time. A complete list of the fund’s holdings is available on the TIFF website at www.tiff.org and is updated monthly.

Canyon Capital Advisors LLC is a multi-strategy manager that employs a multi-asset, value oriented approach to investing in debt and equity securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Canyon Value Realization Fund, LP often invests in event-driven situations such as bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both attractive capital appreciation and current income with moderate risk.

Convexity Capital Management LP seeks to add value to a portfolio benchmarked against the Dow Jones-AIG Commodity Total Return Index less 2.3 basis points per month using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entail leverage. The fund may from time to time elect to change the portfolio benchmark. For example, the portfolio benchmark was previously the S&P 500 Total Return Index. Convexity Capital Offshore LP invests globally.

Farallon Capital Management, LLC’s investment philosophy is to invest in businesses and securities that are undergoing change. Farallon’s investments are primarily those in which a known or expected event (a merger, restructuring, recapitalization, or other major change) is expected to cause an appreciation in the value of the particular investment. Investments include public and private debt and equity securities, direct investments in private companies and real estate. Farallon Capital Institutional Partners, L.P. invests globally, focusing on developed and emerging markets alike. Farallon places a priority on the preservation of capital, while seeking to achieve extraordinary risk-adjusted returns in each of its investment disciplines. It manages risk through rigorous research, including consultation with industry, legal, and regulatory advisors.

Joho Capital, LLC seeks to achieve consistent, above-average capital appreciation, measured in absolute terms, through in-depth fundamental analysis. Joho Partners, LP holds a portfolio of long and short positions, primarily in Asian equity securities.

Lansdowne Partners Limited has a core investment process driven by a set of proprietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited’s portfolio is constructed of two components: relative book (broadly market neutral) where the position is held versus the index or another security, where the anomaly should disappear over the next 3 – 12 months; and absolute book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings typically represent 80% of NAV and uses both long and short positions.

Lone Pine Capital LLC uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, L.P., Lone Picea, L.P., and the long-only fund, Lone Cascade, L.P., generally invest in seven principal industry sectors: consumer/retail, telecom/media, industrials, financial services, business services, technology, and healthcare. The funds invest globally. They may also invest in private placements, other CIVs, and below investment grade and convertible fixed income securities.

Maverick Capital, Ltd. uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. In order to achieve its goal of preserving and increasing capital, Maverick Fund USA, Ltd. is managed as a traditional, truly hedged fund, attempting to maintain low net exposure and low long/short ratios within every region and industry sector in which invested. The fund invests globally and focuses primarily on medium and large capitalization US stocks.

Och-Ziff Capital Management Group is a global institutional asset management firm that seeks to achieve consistent, positive absolute returns through investments in merger arbitrage, long/short equity special situations, convertible/capital structure arbitrage, distressed credit, and special investments. These investment disciplines are conducted on a global basis for the OZ Master Fund, Ltd., a global multi-strategy hedge fund, from the firm’s offices in New York, Europe, and Asia.

Regiment Capital Management, LLC focuses on non-investment grade fixed income securities and related derivatives. Regiment Capital Ltd. is a diversified fund that is comprised of a core portfolio consisting primarily of long only and short only positions in high yield bonds and leveraged loans, along with a hedged portfolio comprised of intra-capital arbitrage trades and credit derivatives. The fund invests primarily in fixed income securities and related derivatives, but also makes investments in certain equity-linked securities, including convertible securities and warrants and, to a lesser extent, equity securities. The fund may also invest in private placements, although such investments will generally be limited to 10% of the fund’s net assets.

Sleep, Zakaria & Company, Ltd. employs fundamental business and security analysis to select investments. The Nomad Investment Company Ltd. is a concentrated global investment fund typically comprised entirely of long-only equity securities.

Toscafund Asset Management LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector. Tosca Asia also invests globally, with its primary concentration in emerging markets.

Principal Risks.  A loss of invested assets could occur due to certain risks. These include:

•	below investment grade risk
•	commodity risk
•	credit risk
•	currency risk
•	derivatives risk
•	emerging markets risk
•	foreign risk
•	government-sponsored enterprises risk
•	interest rate risk

•	leveraging risk
•	liquidity risk
•	market risk
•	non-diversification risk
•	prepayment/extension risk
•	reverse repurchase risk
•	short sale risk
•	smaller company risk

A description of these risks is provided in the section entitled General Risks.

TIFF International Equity Fund

Investment Objective.  The fund’s investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark.  The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (“MSCI”) All Country World Index ex US by 1%, net of expenses, on an annualized basis. The MSCI All Country World Index ex US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

Principal Investment Strategies.  The fund focuses on common stocks of non-US issuers. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets, and the allocation between developed markets and emerging

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

markets can be expected to change with exposure to emerging markets potentially increasing or decreasing as the composition of the MSCI All Country World Index ex US changes or for other reasons. The fund invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector. The fund may invest a significant portion of its assets in synthetic and derivative instruments, such as futures, options, swaps, and warrants, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposures toward the levels desired by TAS.

The fund will generally invest in common and preferred stocks (including ADRs, GDRs, and other depositary receipts), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, total-return swap contracts, repurchase agreements, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund’s net assets will be invested in equity securities and at least 65% of the fund’s assets will be invested in foreign equities, most of which are not denominated in US dollars.

For purposes of a fund’s 80% investment policy noted above, the fund considers “equity securities” to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks, and interests in CIVs and other pooled investment vehicles) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities. The fund’s investments in synthetic and derivative instruments may include, but are not limited to, warrants, futures, options, swaps and depositary receipts.

Money Managers and Their Strategies

Marathon Asset Management, LLP takes a qualitative approach to bottom-up international security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

Mondrian Investment Partners Limited takes a value-oriented approach to international equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive investments across markets. The manager may engage in currency hedging as a defensive strategy.

TIFF Advisory Services, Inc. invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund’s investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects CIV investments for the fund.

Certain Commingled Investment Vehicles and Their Strategies

Information related to certain private (unregistered) CIVs held by the fund is included below. While the fund holds interests in these CIVs as of the date of this prospectus, the fund’s CIV holdings may change from time to time. A complete list of the fund’s holdings is available on the TIFF website at www.tiff.org and is updated monthly.

Convexity Capital Management LP seeks to add value to a portfolio benchmarked against the MSCI Europe, Australasia, Far East (“EAFE”) Index Net Dividends (USD) Reinvested Index less 2.3 basis points per month using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entail leverage. The fund may from time to time elect to change the portfolio benchmark. Convexity Capital Offshore, LP invests globally.

Lansdowne Partners Limited has a core investment process driven by a set of proprietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited’s portfolio is constructed of two components: relative book (broadly market neutral) where the position is held versus the index or another security, where the anomaly should disappear over the next 3 – 12 months; and absolute book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings typically represent 80% of NAV and uses both long and short positions.

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Lone Pine Capital LLC uses a bottom-up approach to selecting equity and equity-related securities. Lone Dragon Pine, L.P. has a concentrated portfolio typically comprised of long-only equities that are domiciled in, or have a meaningful nexus to, emerging markets in Asia (including Hong Kong), Latin America, Eastern Europe (including Russia), and the Middle East. The fund may invest a portion of its assets in private placements, other CIVs, derivatives, and fixed income securities including high-yield and convertible fixed income securities.

Toscafund Asset Management LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.

Principal Risks.  A loss of invested assets could occur due to certain risks. These include:

•	credit risk
•	currency risk
•	derivatives risk
•	emerging markets risk
•	foreign risk

•	leveraging risk
•	liquidity risk
•	market risk
•	short sale risk
•	smaller company risk

A description of these risks is provided in the section entitled General Risks.

TIFF US Equity Fund

Investment Objective.  The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark.  The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return of the Wilshire 5000 Total Market Index by 1%, net of expenses, on an annualized basis. The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of US equity securities with readily available price data that trade on a regular basis on either the New York or American Stock Exchanges or on the NASDAQ OTC Market. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Completion Index. The Wilshire 5000 Total Market Index was previously known as the Dow Jones Wilshire 5000 Composite Index.

Principal Investment Strategies.  The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common and preferred stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund may invest a significant portion of its assets in synthetic and derivative instruments, such as futures, options, swaps, and warrants, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposures toward the levels desired by TAS. Ordinarily, the fund invests at least 80% of its net assets in US equity securities. In addition, up to 15% of its assets may be invested in common stocks and ADRs or other depositary receipts of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

For purposes of a fund’s 80% investment policy noted above, the fund considers “equity securities” to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks, and interests in CIVs and other pooled investment vehicles) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities. The fund’s investments in synthetic and derivative instruments may include, but are not limited to, warrants, futures, options, swaps and depositary receipts.

Money Managers and Their Strategies

Aronson+Johnson+Ortiz LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

Shapiro Capital Management LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

TIFF Advisory Services, Inc.  invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund’s investment objective, policies, and restrictions. In doing to, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue

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TIFF Investment Program Prospectus

the fund’s performance objective. TAS also selects CIV investments for the fund.

Westport Asset Management, Inc.  generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

A Certain Commingled Investment Vehicle and Its Strategies

Information related to a certain private (unregistered) CIV held by the fund is included below. While the fund holds interests in this CIV as of the date of this prospectus, the fund’s CIV holdings may change from time to time. A complete list of the fund’s holdings is available on the TIFF website at www.tiff.org and is updated monthly.

Adage Capital Management, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage Capital Partners, LP’s investments include long positions in securities of companies within and outside the S&P 500 Index that Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The Adage fund’s portfolio also includes short positions in companies that Adage believes are overvalued, in particular relative to other companies within their industry sector. The Adage fund may also invest in derivatives and private securities; however, these investments constitute less than 4% of the Adage fund.

Principal Risks.  A loss of invested assets could occur due to certain risks. These include:

•	credit risk
•	currency risk
•	derivatives risk
•	foreign risk
•	leveraging risk

•	liquidity risk
•	market risk
•	short sale risk
•	smaller company risk

A description of these risks is provided in the section entitled General Risks.

TIFF Short-Term Fund

Investment Objective.  The fund’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in US 6-month Treasury bills.

Performance Benchmark.  The fund seeks, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the Merrill Lynch US 6-Month Treasury Bill Index and, net of fees and expenses, the Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points. The Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Principal Investment Strategies.  The fund invests principally in securities issued by the US Government, its agencies, or its instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US Government, its agencies, or its instrumentalities. The fund’s duration generally will not differ from the benchmark’s duration by more than three months. The manager, TAS, focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall quality rating of AAA by Standard & Poor’s Corporation (or deemed equivalent).

Principal Risks.  A loss of invested assets could occur due to certain risks. These include:

•	credit risk
•	government-sponsored enterprises risk

•	interest rate risk
•	market risk

A description of these risks is provided in the section entitled General Risks.

While the fund’s risk of principal loss is not expected to exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost.

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TIFF Investment Program Prospectus

Risk Return Analysis — General Risks

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIP funds. General risks associated with the funds’ investment policies and investment strategies are defined below. The TIP funds to which each risk primarily applies are listed in brackets following the definition.

Below Investment Grade Risk.  Credit risk is particularly significant for debt securities that are rated below investment grade (“junk bonds”). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). [Multi-Asset Fund]

Commodity Risk.  Commodity-linked derivative instru- ments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk.  An issuer or guarantor of a debt obligation, or the counterparty to a derivatives contract or a repurchase or reverse repurchase agreement, may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and other investments are subject to varying degrees of credit risk, which are often reflected in credit ratings. In the event of failure of asset-backed securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities. [All Funds]

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIP funds use derivatives to, among other things, track a benchmark’s characteristics. Thus, derivatives may be used, among other things, to gain exposure to a market sector or country, to invest cash temporarily in a fund’s primary asset class, to generate income or total-return, or to adjust the duration of a fixed income portfolio. Derivatives may also be used to hedge a fund’s currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIP funds is related to TAS’s, the money managers’, or the CIV managers’ ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; mispricing or improper valuation and the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations (credit risk); and the risk that adverse price movements in a derivative can result in a loss greater than the fund’s initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, and US Equity Funds]

Emerging Markets Risk.  Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]

Foreign Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a fund’s income. [Multi-Asset, International Equity, and US Equity Funds]

Government-Sponsored Enterprises Risk.  US Government agency debt securities include instruments issued by certain instrumentalities established or

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sponsored by the US Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). Although these securities are issued, in general, under the authority of an Act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US Government. The US Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the US Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the US Government will always do so or would do so yet again. [Multi-Asset and Short-Term Funds]

Interest Rate Risk.  Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund’s income to decline. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of a fund to successfully use these instruments may depend in part upon the ability of TAS or a money manager to forecast interest rates and other economic factors correctly. [Multi-Asset and Short-Term Funds]

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the CIVs use leverage on a regular basis. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s securities. Therefore, a relatively small investment can have a disproportionately large impact on a fund. The use of derivatives may also create leveraging risk. To limit such leveraging risk, a fund observes asset segregation requirements to cover its obligations under derivative instruments. [Multi-Asset, International Equity, and US Equity Funds]

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain CIVs, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. In addition, certain mortgage-backed and asset-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. For additional information regarding risks relating to mortgage-backed and asset-backed securities, see the sections entitled Interest Rate Risk and Prepayment/Extension Risk. The fixed-income and credit markets have been experiencing a period of extreme volatility which has negatively and substantially impacted market liquidity conditions. As a result, debt instruments are experiencing greater illiquidity, increased price volatility, credit downgrades and increased likelihood of default. Securities that are less liquid are more difficult to value and may be difficult to sell. [Multi-Asset, International Equity, and US Equity Funds]

Market Risk.  The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry or the market as a whole. Domestic and international equity markets have also been recently experiencing heightened volatility and turmoil. These events and the continuing market and economic upheavals may continue to have an adverse effect on the prices of securities held by the funds. [All Funds]

Non-Diversification Risk.  Compared to diversified funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund’s share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]

Prepayment/Extension Risk.  Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to

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TIFF Investment Program Prospectus

reinvest in lower yielding securities. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation may decrease and become more volatile and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]

Reverse Repurchase Risk.  Reverse repurchase agreements are considered a form of borrowing by the fund and therefore can be considered a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. To reduce the risks from leverage, the SEC requires funds to maintain segregated accounts or have assets segregated on their books or the books of their custodian in connection with outstanding reverse repurchase agreements. [Multi-Asset Fund]

Short Sale Risk.  In a short sale transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. If the security sold short does not decrease in value as anticipated or increases in value, the fund will lose money. It is also possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It may not always be possible to close out a short position at a particular time or at an acceptable price. In addition, a lender may request the securities borrowed by a fund in connection with a short sale be returned to it on short notice, at a time when, in order to return them, the borrower must buy the borrowed stock at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a “short squeeze” can occur, which can further increase the risk of loss to the fund. [Multi-Asset, International Equity, and US Equity Funds]

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk). [Multi-Asset, International Equity, and US Equity Funds]

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TIFF Investment Program Prospectus

Risk Return Analysis — Performance Charts

These charts are intended to show the risks of investing in a fund by showing changes in each fund’s performance from year to year. Total return for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by these funds; however, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The funds’ past performance does not necessarily indicate how the funds will perform in the future.

TIFF Multi-Asset Fund

During the ten-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -14.04% (quarter ended 12/31/2008).

TIFF International Equity Fund

During the ten-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -21.36% (quarter ended 12/31/2008).

TIFF US Equity Fund

During the ten-year period shown in the bar chart at right, the highest quarterly return was 17.24% (quarter ended 6/30/2003) and the lowest quarterly return was -21.96% (quarter ended 12/31/2008).

TIFF Short-Term Fund

During the ten-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.09% (quarter ended 3/31/2004).

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Risk Return Analysis — Performance Table

The table below illustrates the changes in the TIP funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total returns for the Multi-Asset, International Equity, and US Equity Funds include the effects of entry and exit fees received by the funds and the deduction of such fees on a purchase and a redemption of fund shares assuming a purchase at the beginning of each period and a redemption in full at the end of the period. Past performance is not necessarily an indication of how the funds will perform in the future.

	Average Annual Total Returns through 12/31/2008
	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Multi-Asset Fund	-26.70%	4.41%	5.98%	6.80%	3/31/1995
Benchmarks [a]
MSCI All Country World Index [b]	-42.19%	-0.06%	-0.14%	4.39%
CPI + 5% per annum	5.10%	7.79%	7.64%	7.53%
Constructed MAF Index [c]	-28.72%	2.61%	3.87%	6.43%
TIFF International Equity Fund	-43.76%	3.67%[d]	4.17%[d]	4.91%[d]	5/31/1994
Benchmark [a]
MSCI All Country World Index ex US [e]	-45.53%	2.56%	1.95%	3.58%
TIFF US Equity Fund	-36.69%	-1.62%[d]	0.68%[d]	7.13%[d]	5/31/1994
Benchmark [a]
Wilshire 5000 Total Market Index [f]	-37.34%	-1.67%	-0.63%	6.66%
TIFF Short-Term Fund	2.97%	3.30%[d]	3.65%[d]	4.26%[d]	5/31/1994
Benchmarks [a]
Merrill Lynch US 6-Month Treasury Bill Index [g]	3.58%	3.65%	3.80%	4.37%
Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points [h]	3.06%	3.14%	3.28%	3.85%
[a]	Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index.
[b]	Please note that the MSCI All Country World Index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.
[c]	The Constructed MAF Index has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the Constructed MAF Index that was in effect at the time the performance was generated.
[d]	Performance data reflects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.

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[e]	The MSCI All Country World Index ex US is a free float-adjusted market capitalization-weighted index of publicly traded non-US stocks. MSCI All Country World Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.
[f]	The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of US equity securities with readily available price data that trade on a regular basis on either the New York or American Stock Exchanges or on the NASDAQ OTC Market. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Completion Index. The Wilshire 5000 Total Market Index was previously known as the Dow Jones Wilshire 5000 Composite Index.
[g]	The Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
[h]	This supplemental index is designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund’s performance. It is derived from Short-Term Fund’s primary index, the Merrill Lynch US 6-Month Treasury Bill Index.

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TIFF Investment Program Prospectus

Fees and Annual Operating Expenses

This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2008.

	MAF	IEF	USEF	STF
Shareholder Fees (paid directly from the shareholder’s investment)
Sales Loads	None	None	None	None
Transaction Charges paid to Funds[a]
Entry Fees on Purchases	0.50%	0.75%	0.25%	None
Exit Fees on Redemptions	0.50%	0.75%	0.25%	None
Annual Operating Expenses (expenses that are deducted from fund assets)
Management Fees[b]	0.29%	0.54%	0.46%	0.03%
TAS	0.16%	0.15%	0.15%	0.03%
Money Managers	0.13%	0.39%	0.31%	—
Other Expenses[c]	0.24%	0.26%	0.22%	0.17%
Acquired Fund Fees and Expenses[d]	0.65%	0.95%	0.32%	None
Total	1.18%[e]	1.75%[e]	1.00%[e]	0.20%
[a]	Entry and Exit Fees. While each fund is no-load (i.e., does not charge sales commissions), the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Member Information — Fees. TAS may waive these fees when the transaction will not result in significant costs for the fund.
[b]	Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers have performance-based fee schedules and therefore these fees will vary over time depending in part on the performance of the fund assets managed by those money managers. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, see the section of the SAI entitled Performance-Based Fees for Money Managers.
[c]	Other Expenses. This category includes administration fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense and dividends paid on securities sold short, other expenses incurred by the Multi-Asset Fund were 0.15%.
[d]	Acquired Fund Fees and Expenses. This category represents the approximate fees and expenses indirectly incurred by a fund as a result of the fund’s investment in the securities of the CIVs, including other investment companies, based upon the data provided as of the date of this prospectus. The total expenses attributable to the CIVs, which are reflected as a reduction in the CIVs’ gross returns, may differ significantly from period to period due to the variability of incentive fees. Excluding interest expense and dividends paid on securities sold short by the CIVs, Acquired Fund Fees and Expenses indirectly incurred by the Multi-Asset, International Equity, and US Equity Funds were 0.28%, 0.33%, and 0.07%, respectively.
[e]	Total. Total annual fund operating expenses may not correspond to the ratios of expenses to average net assets shown in the Financial Highlights section in this prospectus, which reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.

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TIFF Investment Program Prospectus

Example.  This example is intended to help members compare the cost of investing in a TIP fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled “With redemption at end of period.” Actual costs may be higher or lower.

Expenses per $10,000 Investment

	MAF	IEF	USEF	STF
One Year
With redemption at end of period	$221	$328	$153	$20
No redemption at end of period	$170	$252	$127	$20
Three Years
With redemption at end of period	$479	$704	$371	$64
No redemption at end of period	$423	$622	$343	$64
Five Years
With redemption at end of period	$756	$1,104	$606	$113
No redemption at end of period	$696	$1,017	$576	$113
Ten Years
With redemption at end of period	$1,547	$2,224	$1,283	$255
No redemption at end of period	$1,475	$2,122	$1,247	$255

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Additional Performance and Expense Information

The following presents (1) non-standardized supplemental performance data for the Multi-Asset, International Equity, and US Equity Funds and (2) non-standardized supplemental expense information for the Multi-Asset, International Equity, and US Equity Funds, each of which is further described below. This information is presented in addition to and should not be confused with the standard performance data required by the SEC, which is included in the Risk Return Analysis — Performance Table on page 14, and the expense example which is included in Fees and Annual Operating Expenses on page 16. The standard performance data should be carefully reviewed by members.

The table below illustrates the changes in the yearly performance of the Multi-Asset, International Equity, and US Equity Funds and shows how each fund’s average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total return includes the effects of entry and exit fees received by the funds; however, a member’s total return for the period, assuming a purchase at the beginning of each period and a redemption at the end of the period, would be lower by the amount of the entry and exit fees, which are paid by the member to the funds. Past performance is not necessarily an indication of how the funds will perform in the future.

	Average Annual Total Returns through 12/31/2008
	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Multi-Asset Fund	-25.98%	4.62%	6.09%	6.87%	3/31/1995
Benchmarks [a]
MSCI All Country World Index	-42.19%	-0.06%	-0.14%	4.39%
CPI + 5% per annum	5.10%	7.79%	7.64%	7.53%
Constructed MAF Index	-28.72%	2.61%	3.87%	6.43%
TIFF International Equity Fund	-42.92%	3.97%[b]	4.32%[b]	5.02%[b]	5/31/1994
Benchmark [a]
MSCI All Country World Index ex US	-45.53%	2.56%	1.95%	3.58%
TIFF US Equity Fund	-36.39%	-1.52%[b]	0.73%[b]	7.17%[b]	5/31/1994
Benchmark [a]
Wilshire 5000 Total Market Index	-37.34%	-1.67%	-0.63%	6.66%
[a]	Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. See Risk Return Analysis — Performance Table for a detailed description of each benchmark.
[b]	Performance data reflect an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.

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TIFF Investment Program Prospectus

Example.  This additional example is provided to show the costs of investing in the funds if the interest expense and dividends paid on securities sold short for the Multi-Asset Fund, were excluded from the Other Expenses category of Annual Operating Expenses, and the interest expense and dividends paid on securities sold short by the CIVs were excluded from Acquired Fund Fees and Expenses for the Multi-Asset, International Equity, and US Equity Funds. This example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund’s operating expenses reflect the expenses as shown in the fee table excluding the interest and dividend expenses described above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled “With redemption at end of period.” Actual costs may be higher or lower.

Expenses per $10,000 Investment

	MAF	IEF	USEF
One Year
With redemption at end of period	$175	$267	$127
No redemption at end of period	$123	$189	$101
Three Years
With redemption at end of period	$335	$515	$292
No redemption at end of period	$279	$431	$264
Five Years
With redemption at end of period	$510	$783	$472
No redemption at end of period	$449	$693	$441
Ten Years
With redemption at end of period	$1,016	$1,548	$991
No redemption at end of period	$940	$1,439	$953

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TIFF Investment Program Prospectus

Eligible Investors

Asset Size.  Each fund will accept as new members only those organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and are “accredited investors” as defined in rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. Organizations must also be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, which generally means that an organization must invest at least $750,000 in the TIP funds or have a net worth of more than $1.5 million. TAS, TAS employees, and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates, are not subject to the “accredited investor” criterion. From time to time the funds may impose additional eligibility criteria.

Eligibility Criteria.  The funds are open to:

•	501(c)(3) organizations or affiliated or related entities;
•	Organizations determined by TAS, in its sole discretion, to be operated for charitable purposes;
•	Defined benefit plans of eligible organizations; and
•	TAS, TAS employees (including retirement accounts or other accounts of which the employee is the sole beneficial owner), and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates.
Management and Administration of the Tip Funds
TIP	TIFF Investment Program, Inc., a regulated family of no-load, open-end mutual funds offered primarily to non-profit organizations.
TAS	TIFF Advisory Services, Inc., the investment advisor of the TIP funds.
TEF	The Investment Fund for Foundations, d/b/a TIFF Education Foundation (“TEF”), a tax-exempt, private operating foundation which seeks to enhance non-profit fiduciaries’ knowledge of investing.

The TIFF Organization.  Known colloquially as TIFF, TIP, TAS, and TEF collectively seek to improve the net investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries’ knowledge of investing. TIP and TAS were organized by TEF. Although certain members of TEF’s board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the TIP funds (i.e., the shareholders) or, when permitted by law, by TIP directors. Each TIP fund has its own investment objective and policies. The TIP Board supervises the funds, which are advised by TAS.

Biographies of Board Members and Principal Officers

Set forth below is biographical information regarding the board members and principal officers of TIP, TAS, and TEF. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of TIP Board Members

Suzanne Brenner is Chief Investment Officer of The Metropolitan Museum of Art. She was formerly Deputy Chief Investment Officer and Associate Treasurer of The Metropolitan Museum of Art and was previously Assistant Treasurer and Director of Investments at The Rockefeller Foundation. Ms. Brenner is a director of 100 Women in Hedge Funds, a global association of professional women. She is also a Certified Public Accountant.

Sheryl Johns is Executive Vice President of Houston Endowment Inc., a private foundation. Ms. Johns was formerly a Manager with the accounting firm Ernst & Young. She is a Certified Management Accountant as well as a Certified Public Accountant. Ms. Johns also serves on the board of TEF.

William McCalpin was formerly the Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (“RBF”). Prior to assuming his position with RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago. Mr. McCalpin was a founding director of TIFF. He is the Chair of the Board of Trustees of the Janus Funds and serves as a director of the F.B. Heron Foundation. Mr. McCalpin currently serves as Chair of the TIP Board.

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TIFF Investment Program Prospectus

	TIP	TAS	TEF
Outside Board Members
Seth Alexander		Director
Suzanne Brenner	Director
Christopher Brightman		Director/ Chair
John Craig			Director
Sheryl Johns	Director		Director/ Chair
Mark Kritzman		Director
William McCalpin	Director/ Chair
William McLean			Director
Jane Mendillo		Director
D. Ellen Shuman		Director

Principal Officers and Board Members Paid by TAS
Richard J. Flannery	President/ CEO	Director/ CEO
David A. Salem	VP/CIO	Director/ President/ CIO	Director/ President
Richelle S. Maestro	VP/Chief Legal Officer	VP/General Counsel
Dawn I. Lezon	Treasurer/ CFO	VP/ Treasurer
Kelly A. Lundstrom	VP	VP
Tina M. Leiter	Secretary	Secretary/Deputy CO	Secretary
Christian A. Szautner	CCO	VP/CCO

Biographies of Remaining Outside TAS and TEF Board Members

Seth Alexander is President of MIT Investment Management Company in Cambridge, Massachusetts. He was formerly a Director at the Yale Investments Office. He is a CFA charterholder.

Christopher Brightman is Chief Executive Officer and acts as Chief Investment Officer of the University of Virginia Investment Management Company. He serves as an Investment Advisory Committee member of the Virginia Retirement System. He was formerly the Chief Investment Officer of Strategic Investment Group, a multi-manager global investment firm. He is a CFA charterholder.

John Craig is Executive Vice President and Chief Operating Officer of The Commonwealth Fund. He also serves as Chairman of the Nonprofit Coordinating Committee of New York City and on the boards of the Greenwall Foundation, the International Women’s Health Coalition, and the National Center on Philanthropy and the Law. Mr. Craig was a founding director of TIFF.

Mark Kritzman is President and CEO of Windham Capital Management where he is responsible for managing research activities and investment advisory services. He is also Research Director of the CFA Institute’s Research Foundation, and he teaches a graduate course in financial engineering at MIT’s Sloan School of Management.

William McLean is Vice President and Chief Investment Officer of Northwestern University. He was formerly a Senior Managing Director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the Investment Committees of Father Flanagan’s Boy’s Home and National Collegiate Athletic Association.

Jane Mendillo is President and Chief Executive Officer of Harvard Management Company. She was formerly Chief Investment Officer of Wellesley College and was previously a Vice President of Harvard Management Company and a management consultant with Bain & Company.

D. Ellen Shuman is Vice President and Chief Investment Officer of Carnegie Corporation of New York, a private foundation. She was formerly Director of Investments at Yale University. Ms. Shuman is a CFA charterholder.

Biographies of Principal Officers

Richard J. Flannery serves as a Director and the Chief Executive Officer of TAS, with overall responsibility for all of its activities. He also serves as TIP’s President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery was Executive Vice President of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm’s transition from a domestic to a global investment management firm.

Tina M. Leiter serves as Secretary and Deputy Compliance Officer of TAS, and Secretary of TIP and TEF. She was formerly Chief Compliance Officer of TAS. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

Dawn I. Lezon serves as Treasurer and Chief Financial Officer of TIP and Vice President and Treasurer of TAS. Prior to joining TIFF, Ms. Lezon was a partner of the public accounting firm Crane, Tonelli, Rosenberg & Co. LLP.

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TIFF Investment Program Prospectus

Kelly A. Lundstrom serves as Vice President of TAS and TIP. Ms. Lundstrom’s prior experience includes three years of investment operations consulting and 11 years in investment operations at Howard Hughes Medical Institute.

Richelle S. Maestro is Vice President and General Counsel of TAS as well as Vice President and Chief Legal Officer of TIP. Prior to joining TAS, Ms. Maestro was Executive Vice President and General Counsel of Delaware Investments, where she had responsibility for all legal and compliance matters.

David A. Salem is Vice President and Chief Investment Officer of TIP, President and Chief Investment Officer of TAS, and a Director and President of TEF. Prior to assuming TAS’s presidency in 1993, Mr. Salem was a Partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a Trustee of Middlebury College and a member of the investment committee of The Atlantic Philanthropies. He was formerly a trustee of the Core Knowledge Foundation and formerly co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

Christian A. Szautner is Chief Compliance Officer of TIP and Vice President and Chief Compliance Officer of TAS. He was formerly a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP, since 2005, and prior thereto was an associate at the same firm.

The Advisor

TIFF Advisory Services, Inc., with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428, serves as the advisor to all TIP funds. TAS was formed to facilitate investment by non-profit organizations in stocks, securities, and other assets. A discussion regarding the basis for the TIP Board approving the advisory agreement with TAS is available in the funds’ most recent semi-annual report to members for the period ended June 30.

Advisory Agreement.  Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS manages the investment program of each fund. TAS is responsible for money manager selection and supervision. TAS’s duties include identifying and, subject to review and approval of the TIP Board, selecting money managers to invest the funds’ assets; negotiating money manager agreements; periodically reviewing each money manager’s performance and making recommendations to the TIP Board with respect to the continuation, modification or termination of the agreement with each money manager; and allocating and reallocating assets among money managers. TAS also selects CIVs for the funds, which may include hedge funds, exchange-traded funds and other types of pooled investment vehicles, manages the funds’ cash, certain investments in US Treasury obligations, and certain investments in futures contracts and derivative instruments. TAS’s investments in futures and derivative instruments are intended to facilitate the funds’ benchmark risk and return objectives in a cost-efficient manner and are designed to supplement the investment strategies and techniques used by the money managers. In addition, in accordance with the investment advisory agreement, TAS manages Short-Term Fund’s assets directly in lieu of selecting one or more money managers.

Money Managers

A discussion regarding the basis for the TIP Board approving the advisory agreements with money managers is available in the funds’ most recent semi-annual report to members for the period ended June 30. An additional discussion regarding the basis for the TIP Board approving the advisory agreement with Marathon Asset Management, LLP is available in the funds’ most recent annual report to members for the period ended December 31.

Allocation of Assets among Money Managers.  In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation by money manager. TAS may allocate or reallocate assets among managers or may allocate assets away from a manager as it deems appropriate in pursuit of the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS’s ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers’ performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers.  Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of a fund’s assets, subject to written investment objectives, policies,

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TIFF Investment Program Prospectus

and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIVs’ management and reviewed by TAS. Although the money managers’ activities are subject to general oversight by the TIP Board and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers’ individual security selections.

Manager Selection Process.  TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which each money manager will provide services to the funds. Money manager agreements are submitted for approval to TIP’s Board. TIP’s Board retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. The funds and TAS have received an order from the SEC, which permits TAS to hire and terminate unaffiliated money managers or change the terms of their advisory agreements, subject to specified terms and conditions, with the approval of TIP’s Board without obtaining member approval.

Manager Selection Criteria.  In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be selected by TAS on behalf of TIP. Each of the disqualifying attributes noted below may constitute sufficient grounds for rejection or dismissal of a money manager displaying such attribute(s). The factors considered by TAS in selecting the funds’ current money managers and in considering the selection of other money managers may include:

Important Attributes

•	Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
•	Verifiable record that the firm has faithfully executed its philosophy over time
•	Stable and cohesive management team with strong personal incentives
•	Financial
•	Psychological (identification with firm and clients)
•	Reasonable amount of assets under management for the philosophy
•	Proven capacity to deliver reasonably uniform results to all clients’ assets to which the philosophy is applied
•	Satisfactory returns versus a relevant benchmark
•	Proven capacity to adapt to changes in financial markets
•	Proven willingness to invest adequately in its own business (including technological resources)
•	Proven willingness to adhere to TIFF’s credo

Helpful Attributes

•	Investment management is sole (preferably) or primary business
•	Decision-makers are seasoned professionals or firm’s evolving investment philosophy is innovative (preferably both)
•	Willingness to use performance-based fee arrangements
•	Fee structure links manager’s compensation directly and primarily to returns (versus assets)

Undesirable Attributes

•	Insufficiently trained administrative personnel
•	Insufficiently robust investment accounting systems
•	Investment decision-makers unduly burdened with administrative tasks
•	Unwillingness to specify product size limits

Disqualifying Attributes

•	High degree of personnel turnover
•	Investment decision-makers (as distinct from portfolio management) engaged primarily in brokerage or financial planning
•	Inability to meet performance reporting deadlines
•	Criminal convictions or material sanctions by the SEC or other federal or state regulatory agencies

Other Considerations.  When evaluating potential money managers for TIP, TAS typically considers carefully the financial viability and stability of the money managers, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated.

Money Manager Agreements.  In order to preserve the flexibility needed to respond to changes in TIP’s operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund’s assets to be allocated to the money manager. Members and

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TIFF Investment Program Prospectus

prospective members seeking to know the actual allocation of each fund’s assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees.  Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee (floor), expressed as a percentage of gross assets, a maximum fee (cap) and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance fee arrangement with respect to a portion of the assets managed by one money manager does not embody the concept of a fulcrum fee. Rather, the fee formula provides that the money manager is entitled to a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark. Total returns are computed over rolling time periods of varying lengths. Fee formulas are normally expressed in basis points, where a basis point is  1/100 of one percent.

Money Manager Fee Arrangements and Portfolio Managers

The funds’ SAI provides additional information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities of the funds they manage.

Total Management Fees Paid to TAS and Money Managers for Fiscal Year Ended 12/31/2008
Multi-Asset	0.29%
International Equity	0.54%
US Equity	0.46%
Short-Term	0.03%

Note: These fees do not include management and incentive fees paid to CIV managers or the CIVs’ operating expenses, which are reflected as a reduction in the CIVs’ gross returns. See Fees and Annual Operating Expenses for additional information regarding CIV fees and expenses.

Multi-Asset Fund

Aronson+Johnson+Ortiz LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula will vary depending on the combined value of Multi-Asset Fund and US Equity Fund assets it manages. When the combined average daily net asset value of the assets of Multi-Asset Fund and US Equity Fund managed by Aronson+Johnson+Ortiz LP (“Combined Value”) is less than $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points, in which case the fund must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. When the Combined Value is equal to or exceeds $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points, in which case the fund must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with Aronson+ Johnson+Ortiz LP since 1984. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987. Gina Marie N. Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the firm since 2000. Stuart P. Kaye (Principal) has been a portfolio manager with the firm since 2008. Prior to joining the firm, Mr. Kaye was a Global Partner at Invesco from 1997 to 2008. All, except Mr. Wenzinger and Mr. Kaye, have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006 and Mr. Kaye has managed assets for the fund since 2008.

Brookfield Redding LLC (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the MSCI US REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (CEO and Chief Investment Officer) and Jason Baine (Portfolio Manager) have been portfolio managers with Brookfield Redding since 2001 and have managed assets for the fund since 2003. Bernhard Krieg (Portfolio Manager) has been employed by Brookfield Redding since 2006 and has managed assets for the fund since 2006. Prior to joining Brookfield Redding, Mr. Krieg was a Senior Vice President and Senior Analyst for a real estate securities

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TIFF Investment Program Prospectus

hedge fund and previous to that he was a Vice President and Senior Analyst at Security Capital.

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated in part based on performance and in part based on assets. With respect to fund assets managed by Marathon prior to October 31, 2008, its fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for Marathon to receive the fulcrum fee. With respect to assets allocated to Marathon on or after October 31, 2008 (the “additional assets”), which represented approximately one-third of the fund assets allocated to Marathon as of that date, its compensation will entail an asset-based fee of 0.35% per year, payable monthly, and a performance fee, payable annually. The performance fee formula with respect to the additional assets generally provides that Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI All Country World Index, measured over a rolling sixty (60) month period, multiplied by the average daily net asset value of the additional assets over the same sixty (60) month period. During the first five years after the funding of the additional assets, the performance fee is similarly structured, with the measurement periods starting at the funding date and running through each calculation date. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 2003.

Mondrian Investment Partners Limited (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Nigel G. May (Director, Chief Investment Officer — Global Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2005. Elizabeth A. Desmond (Director, Chief Investment Officer — International Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Brendan Baker (Senior Portfolio Manager) has been a portfolio manager with Mondrian since 2002 and has managed assets for the fund since 2005. Mondrian has managed assets for the fund since 2002.

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 2008. Michael A. McCarthy (Director of Research, CFA) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 2008. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 2008.

Smith Breeden Associates, Inc. (280 South Mangum Street, Suite 301, Durham, NC 27701) is compensated based on performance. Its fee formula entails a floor of 10 basis points on the first $200 million of aggregate net assets managed on behalf of applicable TIP funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert W. Aufdenspring (Senior Vice President, CFA) has been employed by Smith Breeden since 1999 and has served as secondary portfolio manager for the fund since 2003.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with David Salem, TAS’s President and

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TIFF Investment Program Prospectus

Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Wellington Management Company, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A. Bevilacqua (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been the portfolio manager of the fund since 2003. Karl E. Bandtel (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1990 and has been involved in portfolio management and securities analysis of the fund since 1996.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO, Portfolio Manager) founded Westport Asset Management in 1983, has been a portfolio manager with the firm since 1985, and has managed assets for the fund since 2008. Edmund H. Nicklin, Jr. (Executive Vice President, Portfolio Manager) has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for the fund since 2008.

International Equity Fund

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index ex US in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 1994. Charles Carter (Portfolio Manager) has been employed by Marathon since 1999 and has managed assets for the fund since 2007.

Mondrian Investment Partners Limited (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million and 0.330% per year on amounts above $100 million. Hamish O. Parker (Director) has been a portfolio manager with Mondrian since 1990 and has managed assets for the fund since 1994. Elizabeth A. Desmond (Director, Chief Investment Officer-International Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Mondrian has managed assets for the fund since 1994.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with David Salem, TAS’s President and Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

US Equity Fund

Aronson+Johnson+Ortiz LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula will vary depending on the combined value of Multi-Asset Fund and US Equity Fund assets it manages. When the combined average daily net asset value of the assets of Multi-Asset Fund and US Equity Fund managed by Aronson+Johnson+Ortiz LP (“Combined Value”) is less than $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points, in which case the fund must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. When the Combined Value is equal to or exceeds $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points, in which case the fund must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with Aronson+Johnson+Ortiz LP since 1984. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager

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TIFF Investment Program Prospectus

with the firm since 1987. Gina Marie N. Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the firm since 2000. Stuart P. Kaye (Principal) has been a portfolio manager with the firm since 2008. Prior to joining the firm, Mr. Kaye was a Global Partner at Invesco from 1997 to 2008. All except Mr. Wenzinger and Mr. Kaye have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006 and Mr. Kaye has managed assets for the fund since 2008.

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997. Michael A. McCarthy (Director of Research, CFA) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 1997. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 1997.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with David Salem, TAS’s President and Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO, Portfolio Manager) founded Westport Asset Management in 1983, has been a portfolio manager with the firm since 1985, and has managed assets for the fund since 1994. Edmund H. Nicklin, Jr. (Executive Vice President, Portfolio Manager) has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for the fund since 1997.

Short-Term Fund

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with David Salem, TAS’s President and Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Certain Commingled Investment Vehicle Portfolio Managers

Multi-Asset Fund

Canyon Capital Advisors LLC. Joshua S. Friedman (Co-Chairman and Co-Chief Executive Officer) and Mitchell R. Julis (Co-Chairman and Co-Chief Executive Officer) have been portfolio managers with Canyon Capital Advisors since 1990. Prior to 1990, Mr. Friedman was executive vice president of the High Yield Bond and Private Placement Departments of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as Senior Vice President. K. Robert Turner (Managing Partner) has been a portfolio manager with the firm since 1993. The fund has been invested with Canyon since 1993.

Convexity Capital Management LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner) and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from

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TIFF Investment Program Prospectus

1991-2005. The fund has been invested with Convexity Capital Management since 2006.

Farallon Capital Management, LLC. Thomas F. Steyer (Senior Managing Member) and Andrew J. M. Spokes (Managing Member) are Co-Managing Partners of Farallon Capital Management, LLC, and oversee the firm’s investment activities. Mr. Steyer founded the firm in 1986, and prior to that he was an associate in the risk arbitrage department of Goldman Sachs & Co. Mr. Spokes joined the firm in 1997 and before joining Farallon he worked in the investment banking division of Goldman Sachs & Co. The fund has been invested with Farallon Capital Management since 1995.

Joho Capital, LLC. Robert A. Karr (Portfolio Manager) founded Joho Capital in 1996. Prior to that, he spent four years as Managing Director at Tiger Management where he provided advisory services for a sizeable long/short Japanese portfolio and other Asian companies. The fund has been invested with Joho since 2007.

Lansdowne Partners Limited. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2006.

Lone Pine Capital LLC. Stephen F. Mandel, Jr. (Founder) has been a portfolio manager with Lone Pine Capital since 1997. From 1990 to 1997, Mr. Mandel was an analyst and portfolio manager with Tiger Management. Prior to that, he was an analyst at Goldman, Sachs & Co. The fund has been invested with Lone Pine Capital since 1998.

Maverick Capital, Ltd. Lee S. Ainslie III (Portfolio Manager) joined Maverick in 1993. Prior to that, he served as a Managing Director of Tiger Management. The fund has been invested with Maverick since 2002.

Och-Ziff Capital Management Group. Daniel S. Och (Founder, CEO and Executive Managing Director) has been a portfolio manager at Och-Ziff since its founding, in February 1994. Prior to 1994, Mr. Och spent eleven years at Goldman, Sachs & Co., where he was a Vice President. He began his career in the Risk Arbitrage Department, and later responsibilities included Head of Proprietary Trading in the Equities Division and Co-Head of US Equities Trading. The fund has been invested with Och-Ziff since 2002.

Regiment Capital Management, LLC. Timothy S. Peterson (President and Chief Investment Officer) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. The fund has been invested with Regiment since 2002.

Sleep, Zakaria & Company, Ltd. Nicholas Sleep (Co-Portfolio Manager) and Qais Zakaria (Co-Portfolio Manager) co-founded Sleep, Zakaria & Company, Ltd. in 2006. From 1995 to 2006, Mr. Sleep served as a portfolio manager for Marathon Asset Management Limited. Mr. Zakaria was also employed by Marathon Asset Management Limited from 2001 through 2006. Prior to 2001, Mr. Zakaria was an equities broker covering Southeast Asia at Deutsche Bank. The fund has been invested with Sleep, Zakaria & Company since 2006.

Toscafund Asset Management LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm’s inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for Toscafund Asset Management LLC since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.

International Equity Fund

Convexity Capital Management LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner), and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from 1991-2005. The fund has been invested with Convexity Capital Management since 2006.

Lansdowne Partners Limited. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart

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TIFF Investment Program Prospectus

Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2003.

Lone Pine Capital LLC. Stephen F. Mandel, Jr. (Founder) has been a portfolio manager with Lone Pine Capital since 1997. From 1990 to 1997, Mr. Mandel was an analyst and portfolio manager with Tiger Management. Prior to that, he was an analyst at Goldman, Sachs & Co. The fund has been invested with Lone Pine Capital since 2008.

Toscafund Asset Management LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm’s inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for Toscafund Asset Management LLC since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.

US Equity Fund

Adage Capital Management, LP. Robert Atchinson (Managing Director, Portfolio Manager, Equity Analyst) co-founded Adage in 2001. Prior to that, he was a Senior Vice President and Portfolio Manager (since 1985) of Harvard Management Company. Phillip Gross (Managing Director, Research Director, Equity Analyst) co-founded Adage in 2001. Prior to that, he was Vice President, Equity Analyst and Portfolio Manager (since 1983) at Harvard Management Company. The fund has been invested with Adage since 2002.

Additional Investment Strategies and Risks

Each fund’s principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the SAI.

Fundamental Policies.  The investment objective for each fund and certain investment policies and restrictions designated in this prospectus or in the SAI as “fundamental” may be changed only by a vote of a majority of the outstanding votes (as provided by the 1940 Act) of the fund’s members. Other investment policies and restrictions may be changed by the TIP Board without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals.  Performance objectives or benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund’s performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Strategies.  The funds may temporarily depart from their normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash flows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, a fund may hold cash-equivalents or other short-term securities as collateral for other investments held by the fund.

Short-Term Trading.  The money managers may sell a security when they believe it is appropriate to do so and may engage in active and frequent trading. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds’ performance.

Commingled Investment Vehicles (“CIVs”).  In order to achieve their investment objectives, the Multi-Asset, International Equity and US Equity Funds invest in CIVs. As an investor in a CIV, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a particular CIV may pay performance fees to its manager even if the fund’s overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV’s portfolio securities because their values could affect the manager’s compensation. CIV fees and expenses are reflected as a reduction in a CIV’s gross return.

Additional information about CIV fees and expenses can be found in this prospectus under the heading Fees and Annual Operating Expenses.

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TIFF Investment Program Prospectus

Swaps and Other Derivative Positions.  The funds (excluding the Short-Term Fund) may use swaps, which are types of derivatives, and other derivative instruments in an attempt to increase total return, hedge the fund’s portfolio against a decline in value, increase liquidity or invest in a particular security or segment of the market more efficiently. The primary risk with these investments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a money manager anticipates; (2) the potential to misprice or improperly value a position and the imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in substantial losses to a fund (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Pursuant to an exemption from regulation by the Commodity Futures Trading Commission, the TIP funds have claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Short Sales.  The funds (excluding the Short-Term Fund) may engage in short sale transactions in which a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. These payments are an expense to the fund and increase the fund’s expense ratio. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) segregate on its or its custodian’s books cash or liquid assets at such a level that the amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the stock sold short or (2) otherwise cover the fund’s short position. A fund may not acquire short positions in the securities of a single issuer whose current value exceeds 2% of the fund’s total assets. There are no limitations on the amount of the fund’s total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. A fund’s investment performance will suffer if a security that it has sold short appreciates in value.

Member Information

Account Application.  An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIP funds. TIFF must receive a completed application and all requested information before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of a member’s application. See Order and Payment Procedures for purchasing share instructions.

Customer Identification Program.  Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the “customer identification program”). In compliance with the USA Patriot Act of 2001, please note that after a member’s account has been opened the funds may request additional information or documentation to verify certain information on the account application as part of the funds’ anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on

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TIFF Investment Program Prospectus

transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or (3) involuntarily redeem a member’s shares and close an account in the event that a member’s identity cannot be verified. The funds and their agents will not be responsible for any loss in a member’s account resulting from the member’s delay in providing all required identifying information or from closing an account and redeeming a member’s shares pursuant to the customer identification program.

Net Asset Value.  The price at which a member purchases or redeems shares of a fund is equal to the net asset value (“NAV”) per share of the fund next determined following receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of a fund’s assets, subtracting the fund’s liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, State Street Bank and Trust Company, normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays (“business days”). However, the NAV may be calculated earlier, or the funds may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes, or as permitted by the SEC. Each fund’s NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security’s fair value is determined by using guidelines approved by the TIP Board. Many of the CIVs in which the funds invest are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such CIVs are priced using fair valuation techniques. If the value of a security has been materially affected by significant events occurring after the close of an exchange or market on which the security is principally traded, but before a fund calculates its NAV, and the market quotations for that security are considered unreliable, a fund may use fair-value pricing instead. Trading in foreign securities is normally completed before the time at which the funds calculate their NAVs. The funds employ a fair value model to adjust the prices of foreign securities to reflect such events occurring after the close of the relevant foreign markets. If a particular event would materially affect a fund’s NAV, a further adjustment is considered. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the funds compare their performance do not use fair value pricing, the volatility of a fund’s performance against the index may be higher than it would have been had a fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Frequent Purchases and Redemptions of Fund Shares. The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund’s other members. The TIP Board has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. The Multi-Asset, International Equity, and US Equity Funds also assess entry and exit fees as set forth in the following section entitled Fees and in the foregoing section entitled Fees and Annual Operating Expenses, in part as a method to discourage frequent trading by members. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the funds to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Fees.  Purchases and redemptions of shares in the funds are not subject to sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, capital gains or other distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds’ other members. These fees are

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TIFF Investment Program Prospectus

deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions).

Offering Dates, Times, and Prices.  Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund’s NAV next determined after an order and payment are accepted. The purchase amount will be reduced by any applicable entry fee. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application in good order and other required documents in good order and funds are deposited in TIP’s account with the custodian as set forth below.

Investment Minimums.  The minimum initial investment in the Multi-Asset, International Equity, and US Equity Funds is $1,000,000. The minimum initial investment for the Short-Term Fund is $50,000. The minimum for subsequent purchases is $10,000 for the Multi-Asset, International Equity, and US Equity Funds and $5,000 for the Short-Term Fund. Minimums may be waived at TAS’s discretion and are expected to be waived for investments made by TAS, TAS employees, and affiliates and other vehicles managed or sponsored by TAS or its affiliates, and minimum subsequent purchase amounts are expected to be waived for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS. As noted above in the section entitled Eligible Investors, the funds require that any organization wishing to become a member must be an “accredited investor” and a “qualified client.”

Order and Payment Procedures.  The following procedures apply to purchases of shares.

When Allowed
Purchases may be made on any business day.
Who May Purchase Shares
Only an authorized agent as designated on the member’s account application may request a purchase of shares.
Notification
Prior to sending a wire, a purchaser must contact TAS to inform TAS of the incoming wire transfer and must clearly indicate the account name and which fund is to be purchased. Purchasers may notify TAS by calling 610-684-8200 or faxing TAS at 610-684-8210. It is suggested that if notification is provided by fax the purchaser call TAS to confirm receipt. TAS may require that a purchaser provide additional evidence of eligibility to purchase shares prior to accepting a purchase order. If federal funds and all other required documentation are received by State Street Bank and Trust Company (“SSB”) prior to the time the funds’ NAV is calculated, normally 4:00 p.m. Eastern time (the “close of business”), the order will be effective on that day. If TAS receives notification or such documentation after the close of business or if federal funds are not received by SSB by the close of business, such purchase order will be executed the next business day. Notification of all trades must be received by TAS or its designee in advance of the receipt of wire transfer purchases. Incoming wires that do not have prior accompanying trade notification in good order will be rejected.
Payment Procedure
Federal funds should be wired to the funds’ custodian and transfer agent, SSB. (See wiring instructions below.)
Converted Funds
Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted the next business day and the trade will be processed on the business day they are converted.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

Wiring Instructions

Bank
State Street Bank and Trust Company
Address
Boston, Massachusetts
ABA#
011000028
Attention
Transfer Agent
Deposit Account #
00330852
Deposit Account Name
TIFF Investment Program
Further Credit
Member Name or Number/Fund Name

Redemption Procedures.  The following procedures apply to redemptions of shares.

Type of Redemption
Full and fractional shares may be redeemed upon a member’s request.
Who May Redeem
Only an authorized agent as designated on the member’s account application may request a redemption.
Notification
The member must inform TAS via phone or fax of the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, if applicable, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.
Time of Notice
TAS must receive notice of redemption in good order by the close of business on any business day.
Late Notice
If the notice is received on a day that is not a business day or after the close of business on a business day, it will be deemed received as of the next business day.
Redemption Price
The redemption will be based on the NAV per share next determined after receipt by TAS of the redemption request.
Payment
Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days. Payments of $10,000 or more for the Multi-Asset, International Equity, or US Equity Funds, or $5,000 or more for the Short-Term Fund, will normally be made by wire transfer.
Wire redemptions will be directed to the bank account designated on the account application. In order to change this account either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate original signature guarantee by a qualified financial institution.

Telephone Redemption Option.  A member may request a redemption by calling TAS. TIP or TAS may employ procedures designed to confirm that instructions communicated by telephone are genuine and legitimate. TIP or TAS may require personal identification codes. TIP or TAS will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions.  The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund’s NAV during such period. In-kind redemptions generally entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members. Special requirements may apply where the member making the request owns 5% of any of the fund’s shares.

Exchanges.  One fund’s shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange and subject to entry and exit fees. Exchanges into a fund in which the

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions.  A member’s bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member’s authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with a signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances.  If the value of a member’s total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member’s shares and send the proceeds to the wiring instructions on file for the member.

Dividends and Distributions

Intended Distribution Schedule.  As a regulated investment company, each fund intends to distribute to its members annually substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital.

Dividends are declared and reinvested or paid quarterly for the Multi-Asset and US Equity Funds, semi-annually for the International Equity Fund, and monthly for the Short-Term Fund. Capital gains are declared and reinvested or paid at least annually for each fund.

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December with a record date in such a month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that the Short-Term Fund has met its annual distribution requirement in the first 11 months of the year, it will not make a distribution in December. Information regarding the character and amount of a distribution may be made available on TIFF’s website prior to the payment date.

Distribution Options.  Dividends and capital gains may be reinvested in additional shares of the same fund or, subject to entry fees, if any, and to any eligibility criteria or minimum initial investment requirement for new accounts, a different TIP fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Returns of capital, if any, will normally be paid or reinvested in accordance with a member’s instructions for capital gains distributions in the absence of instructions to the contrary. Members may change their election by writing to TAS by the record date of the applicable distribution.

Tax-Related Warning to Private Foundations.  If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

Tax Considerations

Because members (except TAS and TAS employees) of the TIP funds are tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the SAI for information relating to the tax consequences of their investment in the funds.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

Financial Highlights

The following financial highlights tables are intended to help members understand the funds’ financial performance for the past five years. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that a member would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. Information for the years ended December 31, 2006, December 31, 2007, and December 31, 2008, has been audited by Ernst & Young LLP, the independent registered public accounting firm, whose report is included along with the funds’ financial statements in the Annual Report (available upon request). Information for the fiscal years prior thereto was audited by the funds’ previous independent registered public accounting firm.

TIFF Multi-Asset Fund — Financial Highlights

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year	$16.65	$16.29	$14.92	$14.24	$13.19
Income (loss) from investment operations
Net investment income (a)	0.40	0.44	0.36	0.26	0.20
Net realized and unrealized gain (loss) on investments	(4.68)	1.73	2.03	1.38	1.67
Total from investment operations	(4.28)	2.17	2.39	1.64	1.87
Less distributions from
Net investment income	(0.37)	(0.80)	(0.49)	(0.45)	(0.28)
Net realized gains	(0.05)	(1.03)	(0.56)	(0.53)	(0.57)
Return of capital	(0.28)	—	—	—	—
Total distributions	(0.70)	(1.83)	(1.05)	(0.98)	(0.85)
Entry/exit fee per share (a)	0.03	0.02	0.03	0.02	0.03
Net asset value, end of year	$11.70	$16.65	$16.29	$14.92	$14.24
Total return (b)	(25.98%)	13.53%	16.53%	11.73%	14.57%
Ratios/supplemental data
Net assets, end of year (000s)	$2,079,472	$2,218,641	$1,599,583	$1,058,133	$705,800
Ratio of expenses to average net assets (c)	0.53%	0.70%	0.67%	0.86%	0.77%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.44%	0.60%	0.53%	0.71%	0.72%
Ratio of net investment income to average net assets	2.71%	2.54%	2.26%	1.75%	1.45%
Portfolio turnover	112.12%	70.85%	61.82%	72.70%	103.35%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

TIFF International Equity Fund — Financial Highlights

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year	$17.65	$17.18	$14.76	$13.30	$11.16
Income (loss) from investment operations
Net investment income	0.15	0.56	0.39	0.27	0.15
Net realized and unrealized gain (loss) on investments	(7.64)	2.37	3.77	1.67	2.31
Total from investment operations	(7.49)	2.93	4.16	1.94	2.46
Less distributions from
Net investment income	(0.02)	(0.98)	(0.70)	(0.50)	(0.34)
Net realized gains	(0.86)	(1.53)	(1.06)	—	—
Total distributions	(0.88)	(2.51)	(1.76)	(0.50)	(0.34)
Entry/exit fee per share (a)	0.03	0.05	0.02	0.02	0.02
Net asset value, end of year	$9.31	$17.65	$17.18	$14.76	$13.30
Total return (b)	(42.92%)	17.43%	28.74%	14.94%	22.51%
Ratios/supplemental data
Net assets, end of year (000s)	$180,348	$400,168	$295,808	$241,536	$195,207
Ratio of expenses to average net assets (c)	0.80%	0.77%	0.67%	0.90%	1.19%
Ratio of expenses to average net assets before expense waivers (c)	0.80%	0.77%	0.67%	0.92%	1.21%
Ratio of net investment income to average net assets	2.34%	1.91%	2.10%	1.83%	1.18%
Portfolio turnover	17.44%	15.95%	15.60%	13.93%	55.17%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(c)	The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

TIFF US Equity Fund — Financial Highlights

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year	$13.39	$14.90	$14.07	$14.49	$12.95
Income (loss) from investment operations
Net investment income	0.01	0.11	0.10	0.07 (a)	0.07
Net realized and unrealized gain (loss) on investments	(4.83)	0.33	2.35	0.88	1.57
Total from investment operations	(4.82)	0.44	2.45	0.95	1.64
Less distributions from
Net investment income	(0.11)	(0.14)	(0.10)	(0.17)	(0.11)
Net realized gains	(0.11)	(1.82)	(1.53)	(1.21)	—
Total distributions	(0.22)	(1.96)	(1.63)	(1.38)	(0.11)
Entry/exit fee per share (b)	— (c)	0.01	0.01	0.01	0.01
Net asset value, end of year	$8.35	$13.39	$14.90	$14.07	$14.49
Total return (d)	(36.39%)	2.84%	17.68%	6.71%	12.75%
Ratios/supplemental data
Net assets, end of year (000s)	$127,371	$227,588	$216,369	$199,339	$229,770
Ratio of expenses to average net assets (e)	0.68%	0.73%	0.74%	0.72%	0.73%
Ratio of expenses to average net assets before expense waivers (e)	0.68%	0.73%	0.74%	0.73%	0.74%
Ratio of net investment income to average net assets	0.31%	0.56%	0.63%	0.48%(a)	0.48%
Portfolio turnover	33.87%	37.54%	34.50%	32.85%	57.49%

(a)	Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.
(b)	Calculation based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e)	The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

TIFF Short-Term Fund — Financial Highlights

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year	$9.78	$9.74	$9.76	$9.79	$9.83
Income from investment operations
Net investment income	0.18	0.44	0.47	0.31	0.12
Net realized and unrealized gain (loss) on investments	0.11	0.04	(0.02)	(0.03)	(0.03)
Total from investment operations	0.29	0.48	0.45	0.28	0.09
Less distributions from
Net investment income	(0.18)	(0.44)	(0.47)	(0.31)	(0.13)
Net asset value, end of year	$9.89	$9.78	$9.74	$9.76	$9.79
Total return (a)	2.97%	5.03%	4.72%	2.93%	0.92%
Ratios/supplemental data
Net assets, end of year (000s)	$219,820	$159,546	$99,244	$116,943	$91,073
Ratio of expenses to average net assets	0.20%	0.21%	0.19%	0.21%	0.31%
Ratio of expenses to average net assets before expense waivers	0.20%	0.21%	0.19%	0.21%	0.36%
Ratio of net investment income to average net assets	1.75%	4.53%	4.64%	3.12%	1.19%

(a)	Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

Glossary

The Glossary below explains certain terms used throughout this prospectus.

“American Depositary Receipts”  (“ADRs”) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are generally subject to many of the same risks as foreign securities.

“Arbitrage”  is a strategy aimed at profiting from differences in price when securities trade in more than one market. It typically involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A “bottom-up”  investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A “closed-end fund”  is an investment company that does not issue redeemable securities. Generally, the shares of closed-end funds are traded on an exchange such as the New York Stock Exchange and their price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

A “derivative”  is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments, or agreed-upon index or arrangement.

“Duration”  is a measure of the expected life of a bond. It also measures the sensitivity of a bond’s price to changing interest rates. The longer a bond’s duration, the greater the effect of interest rate movements on its price.

“Event-driven”  investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

“Global Depositary Receipts”  (“GDRs”) are receipts that may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

A “growth-oriented”  investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A “hedge fund”  is a collective investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

“Security selection”  for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A “top-down”  investment approach involves assessing the relative strengths of various market sectors, industries or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries or countries.

A “value-oriented”  investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.

TIFF Investment Program Prospectus

Further Information

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated April 30, 2009, as amended and supplemented from time to time, which has been filed with the SEC. The SAI is incorporated herein by reference. Further information about the funds’ investments is also available in the TIP annual and semi-annual reports to members. The funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (for information about the Public Reference Room, call 202-942-8090). Reports and other information about the funds are also available on the Commission’s Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The prospectus and SAI, as well as the annual and semi-annual reports, are also available, free of charge, on TIFF’s website at www.tiff.org.

THE INVESTMENT FUND FOR FOUNDATIONS

Pursuing investment excellence

Office Locations
Metro Boston, MA (Cambridge)
Metro Philadelphia, PA (West Conshohocken)
Metro San Francisco, CA (Palo Alto)
Metro Washington, DC (Bethesda)
London, UK

Mailing Address
Four Tower Bridge
200 Barr Harbor Dr., Suite 100
West Conshohocken, PA 19428

Phone:
610-684-8200
Fax:
610-684-8210
website:
www.tiff.org

Electronic mail inquiries:

Services offered by TIFF:
info@tiff.org
Member-specific account data:
memberservices@tiff.org

For further information about any of TIFF’s services, please contact TIFF at the coordinates furnished above. The Funds are distributed by Quasar Distributors, LLC.

SEC File Number 811-8234

April 30, 2009 •   TIP Prospectus •   Copyright  2009 •   All rights reserved
•   This report may not be reproduced or distributed without written permission from TIFF.